U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 30, 2001

                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                    -----------------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                                      91-1796903
            -------                                      ----------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                             ----------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 447-7733
                             400 West Church Street
                             Orlando, Florida 32801
                             ----------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Information

         On September 30, 2001, Jeffrey L. Bouchy resigned as Chief Financial Officer and John Pearce was elected interim Chief Financial Officer. Jeff Bouchy will remain on the Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Orlando Predators Entertainment, Inc.
                                                   (Registrant)

                                         By: /s/ John H. Pearce
                                         ----------------------
                                         John H. Pearce, Chief Financial Officer

Dated:  October 12, 2001